DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance of the Dreyfus Premier State Municipal Bond Fund _ Texas Series for its fiscal year ended April 30, 1997 as shown in the following table:
                               TOTAL RETURN*                DISTRIBUTION RATE**
                              _______________             _____________________
Class A                             7.74%                            5.24%
Class B                             7.15%                            4.98%
Class C                             6.79%                            4.65%
ECONOMIC REVIEW
    The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
    The economy grew at a robust 5.6% annual rate during the first quarter, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is actually trending downward so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
    The strong economy has put increasing numbers of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
    Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
    Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Recent estimates by Administration officials suggest that the deficit for fiscal 1997 is now about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
    While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. Although there was little reported evidence of incipient inflation, the Fed executed a preemptive move of moderate monetary restraint in March, perhaps to avoid being forced to act more harshly later. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future.
MARKET ENVIRONMENT
    Supply of new issue Texas paper has been rather moderate for the last year, and will most likely remain so over the next few months. On the other hand, demand has been rather strong, hence the Fund has been able to slowly sell overvalued bonds which had achieved our price goals. Even though the new issue supply was fairly moderate, the Fund has been able to purchase undervalued Texas issues in the secondary markets. These bonds were purchased from national bond funds, which have a tendency to sell unneeded Texas issues when they need to raise cash. These types of opportunities usually occur when the market is fairly weak. The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.
    Municipals have gone from being cheap to currently being fairly valued when compared to the U.S. Government bond markets, because demand for them improved when the markets declined. This trend was especially true of the long maturity end, where the bulk of new supply has traditionally been issued. During normal market conditions, as interest rates drop, municipal supply will increase as demand subsides. Municipals may then begin to lag the Treasury market.
PORTFOLIO OVERVIEW
    As interest rates have increased, the Fund has been able to purchase discounts with short calls and high yields. In the current market environment, these types of issues represent excellent value because they are out of favor with many institutional fund managers, and can be purchased at a substantial discount when compared to the rest of the municipal market. The Fund has been raising cash by selling slight discounts to the retail market, which offers a high price for this type of bond, and by selling premiums to other institutional funds that currently favor this type of issue.
    Since interest rates have been rising, the Fund has become more aggressive and is slowly increasing its maturity and duration. By purchasing discounts, the Fund is now positioned to capitalize in the event of an improving market. Since the Fund was positioned defensively going into a rising interest rate environment, it can take advantage of the current market conditions while minimizing the risk that is associated with longer maturing bonds. This risk is minimized because the Fund was selling moderate discounts and longer maturities when interest rates were substantially lower.
    Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.
    The Fund's Class A shares had a one-year total return on April 30, 1997, of 7.74%, which compares favorably to the Lipper Texas Municipal Bond average of 6.41% and to the Lehman Brothers Municipal Bond average of 6.63%.*** Because the Fund positioned itself defensively in late 1996 when interest rates were low, it was able to take advantage of the declining market that occurred in 1997 by purchasing issues which were undervalued. The Fund also implemented this strategy earlier in 1996 when interest rates were fluctuating.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                                  Very truly yours,
                          [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
May 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***The Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Texas municipal obligations. These factors can contribute to the Index potentially outperforming the Series. The Lipper Texas Municipal Bond average reflects the reinvestment of dividends and capital gains distributions.


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES       APRIL 30, 1997
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND,
TEXAS SERIES CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$26,091
Dreyfus Premier State
Municipal Bond Fund,
Texas Series
(Class A Shares)
Dollars
$22,014
Lehman Brothers
Municipal Bond Index*
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 4/30/97        Sales Charge       Sales Charge (4.5%)     PERIOD ENDED 4/30/97     Redemption      Redemption*
__________               ________________     ____________________     _____________________   ____________   __________________
1 Year                         7.74%                2.91%              1 Year                     7.15%            3.15%
5 Year                         7.91                 6.92               From Inception (1/15/93)   6.73             6.36
From Inception (5/28/87)      10.65                10.14
_________________________
                        CLASS C SHARES
__________________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return         Deferred Sales
                              Assuming         Charge Upon
PERIOD ENDED 4/30/97      No Redemption        Redemption**
_________                _______________    ____________________
1 Year                         6.79%               5.79%
From Inception (8/15/95)       7.04                7.04
_______________________
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of
Dreyfus Premier State Municipal Bond Fund, Texas Series on 5/28/87 (Inception
Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond
Index on that date. For comparative purposes, the value of the Index on
5/31/87 is used as the beginning value on 5/28/87. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Series invests primarily in Texas municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.
Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
 The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Texas municipal obligations. These factors can contribute to the Index potentially outperforming the Series.
Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
*  The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997
                                                                                                Principal
Long-Term Muncipal Investments_97.1%                                                              Amount           Value
                                                                                               _____________    _____________
Texas_90.4%
Allen Independent School District Building (Permanent School Fund Guaranteed)
    5.20%, 2/15/2021........................................................                      $  2,030,000   $  1,879,861
Amarillo Health Facilities Corp., HR (High Plains Baptist Hospital)
    6.562%, 1/3/2022 (Insured; FSA).........................................                         4,500,000      4,747,815
Bexar County Health Facilities Development Corp., HR Refunding
    (Baptist Memorial Hospital System Project) 6.625%, 2/15/2011 (Insured; MBIA)                     2,690,000      2,915,019
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding
    6.80%, 12/1/2004........................................................                           850,000        906,882
Clear Creek Independent School District (Permanent School Fund Guaranteed)
    4.25%, 2/1/2013.........................................................                         1,575,000      1,314,227
Clint Independent School District, Refunding (Permanent School Fund Guaranteed)
    7%, 3/1/2015............................................................                           750,000        780,413
Coastal Water Authority, Water Conveyance System Revenue, Refunding
    6.25%, 12/15/2017 (Insured; AMBAC)......................................                         5,885,000      6,239,512
Dallas-Fort Worth Regional Airport, Joint Revenue
    6.625%, 11/1/2021 (Insured; FGIC).......................................                         1,250,000      1,313,500
Denison Hospital Authority, HR
    (Texoma Medical Center Project) 6.125%, 8/15/2017.......................                         1,000,000      982,580
Dripping Springs Independent School District (Permanent School Fund Guaranteed)
    6%, 8/15/2021...........................................................                         1,900,000      1,916,492
El Paso Housing Authority, Multi-Family Revenue
    (Section 8 Projects) 6.25%, 12/1/2009...................................                         2,510,000      2,566,099
Grape Creek-Pulliam Independent School District
    Public Facility Corp., School Facility Lease Revenue
    7.25%, 5/15/2021........................................................                         2,200,000      2,308,152
Grapevine-Colleyville Independent School District (Permanent School Fund Guaranteed)
    5.125%, 8/15/2022.......................................................                         3,000,000      2,745,810
Gulf Coast Waste Disposal Authority, SWDR
    (Champion International Corp. Project) 7.25%, 4/1/2017..................                         1,000,000      1,058,590
Gunter Independent School District, Refunding (Permanent School Fund Guaranteed)
    6.05%, 8/15/2026........................................................                         1,020,000      1,031,801
Harris County (Toll Road) Senior Lien 6.375%, 8/15/2024 (Insured; MBIA).....                         3,000,000      3,154,140
Harris County Health Facilities Development Corp., Health Care System Revenue
    (Sisters of Charity) 7.10%, 7/1/2021 (Prerefunded 7/1/2001) (a).........                         1,000,000      1,104,100
Houston, Water and Sewer System Revenue, Refunding (Junior Lien)
    5.25%, 12/1/2025 (Insured; FGIC)........................................                         2,625,000      2,443,481
Houston Independent School District (Permanent School Fund Guaranteed)
    Zero Coupon, 8/15/2015..................................................                         3,000,000      1,039,320
Keller Independent School District,
    Unlimited Tax School Building and Refunding (Permanent School Fund Guaranteed)
    5.125%, 8/15/2025.......................................................                         3,900,000      3,583,905

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                 Principal
Long-Term Muncipal Investments (continued)                                                         Amount           Value
                                                                                               _____________    _____________
Texas (continued)
Leander 6.75%, 8/15/2016....................................................                      $  2,325,000   $  2,414,652
Leon County, PCR, Refunding (Nucor Corp. Project) 7.375%, 8/1/2009..........                           750,000        821,325
Matagorda County Navigation District No. 1, PCR
    (Collateralized Houston Lighting and Power) 7.875%, 2/1/2019............                           500,000        520,745
Montgomery County Health Facilities Development Corp., Hospital Mortgage Revenue
    (Woodlands Medical Center Project) 8.85%, 8/15/2014 (Prerefunded 8/15/1999) (a)                    575,000        628,383
North Texas Higher Education Authority, Inc., Student Loan Revenue
    7.25%, 4/1/2003 (Insured; AMBAC)........................................                         1,000,000      1,050,660
Port of Bay City Authority, Matagorda County Revenue
    (Hoechst Celanese Corp. Project) 6.50%, 5/1/2026........................                         3,500,000      3,650,920
San Antonio Electric and Gas Revenue, Refunding
    5%, 2/1/2017............................................................                         1,700,000      1,540,234
Southwest Higher Education Authority, Inc., Higher Education Revenue
    (Southern Methodist University Project) 5.125%, 10/1/2026 (Insured; FSA)                         1,000,000        908,480
Texas (Veterans Housing Assistance) 6.80%, 12/1/2023........................                         2,870,000      2,983,107
Texas Department Housing and Community Affairs, MFHR
    (Harbors and Plumtree) 6.35%, 7/1/2016..................................                         1,300,000      1,323,803
Texas Higher Education Coordinating Board, College Student Loan Revenue
    7.30%, 10/1/2003........................................................                           665,000        703,271
Texas National Research Laboratory Commission Financing Corp., LR
    (Superconducting Super Collider)
    6.95%, 12/1/2012........................................................                           700,000        797,433
Texas Public Property Finance Corp., Revenue
    (Mental Health and Retardation) 8.875%, 9/1/2011 (Prerefunded 9/1/2001) (a)                        455,000        531,763
Tomball Hospital Authority, Revenue, Refunding 6%, 7/1/2013.................                         5,000,000      4,882,350
Tyler Texas Health Facility Development Corp., HR
    (East Texas Medical Center Regional Health) 6.625%, 11/1/2011...........                         1,755,000      1,806,404
West Side Calhoun County Navigation District, SWDR
    (Union Carbide Chemical and Plastics) 8.20%, 3/15/2021..................                           500,000        555,115
U.S. Related_6.7%
Puerto Rico Electric Power Authority, Power Revenue:
    5.50%, 7/1/2020.........................................................                         1,520,000      1,437,190
    5.25%, 7/1/2021.........................................................                         2,000,000      1,825,140
Puerto Rico Highway and Transportation Authority, Highway Revenue, Refunding
    5.25%, 7/1/2020 (Insured; MBIA).........................................                         2,000,000      1,895,940
                                                                                                                  ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $72,435,283)......................................................                                      $74,308,614
                                                                                                               ===============

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  APRIL 30, 1997
                                                                                                  Principal
Short-Term Muncipal Investments_2.9%                                                                Amount           Value
                                                                                                _____________   _____________
Texas_2.2%
Brazos River Authority, Revenue, Refunding, VRDN
    (Houston Lighting and Power Co.) 4% (Insured; AMBAC) (b)................                      $  1,700,000   $  1,700,000
U.S. Related_.7%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
    4.20% (LOC; Credit Suisse) (b,c)........................................                           500,000        500,000
                                                                                                                  ____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $2,200,000).......................................................                                     $  2,200,000
                                                                                                               ===============
TOTAL INVESTMENTS_100.0%
    (cost $74,635,283)......................................................                                      $76,508,614
                                                                                                               ===============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                        Insurance Corporation
FSA           Financial Security Assurance                       MFHR    Multi-Family Housing Revenue
HR            Hospital Revenue                                   PCR      Pollution Control Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               ________                       _________________          ______________________
AAA                                Aaa                            AAA                               54.2%
AA                                 Aa                             AA                                 8.4
A                                  A                              A                                 12.6
BBB                                Baa                            BBB                               19.4
F1                                 MIG1/P1                        SP1/A1                              .7
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      4.7
                                                                                                   ________
                                                                                                   100.0%
                                                                                                  ==========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c)  Secured by letters of credit.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                                     APRIL 30, 1997
                                                                                                 Cost                Value
                                                                                            _____________        _____________
ASSETS:                          Investments in securities_See Statement of Investments      $74,635,283           $76,508,614
                                 Cash.......................................                                           658,309
                                 Interest receivable........................                                         1,320,412
                                 Prepaid expenses...........................                                             5,738
                                                                                                                _______________
                                                                                                                    78,493,073
                                                                                                                _______________
LIABILITIES:                     Due to Distributor.........................                                            23,162
                                 Payable for shares of Beneficial Interest redeemed                                     72,574
                                 Accrued expenses...........................                                            23,045
                                                                                                                _______________
                                                                                                                       118,781
                                                                                                                _______________
NET ASSETS..................................................................                                       $78,374,292
                                                                                                               ================
REPRESENTED BY:                  Paid-in capital............................                                       $75,863,357
                                 Accumulated net realized gain (loss) on investments                                   637,604
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments_Note 4                                1,873,331
                                                                                                                _______________
NET ASSETS..................................................................                                       $78,374,292
                                                                                                               ================


                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets..............................................            $60,849,127              $17,396,138              $129,027
Shares Outstanding...............................                     2,899,300                  829,014                 6,152
NET ASSET VALUE PER SHARE..........................                      $20.99                   $20.98                $20.97
                                                                         ======                  =======               =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF OPERATIONS                                                                            YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $4,705,877
EXPENSES:                        Management fee_Note 3(a)...................                 $   437,938
                                 Shareholder servicing costs _Note 3(c).....                     239,256
                                 Distribution fees_Note 3(b)................                      88,092
                                 Registration fees..........................                      23,729
                                 Professional fees..........................                      12,545
                                 Custodian fees.............................                       9,029
                                 Prospectus and shareholders' reports.......                       3,986
                                 Trustees' fees and expenses_Note 3(d)......                       1,083
                                 Loan commitment fees_Note 2................                         441
                                 Miscellaneous..............................                       7,118
                                                                                             ____________
                                       Total Expenses.......................                     823,217
                                 Less_management fee waived due to
                                     undertaking_Note 3(a)..................                    (437,938)
                                                                                             ____________
                                       Net Expenses.........................                                           385,279
                                                                                                                ______________
INVESTMENT INCOME_NET.......................................................                                         4,320,598
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $1,098,393
                                 Net unrealized appreciation (depreciation)
                                      on investments                                             479,971
                                                                                             ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         1,578,364
                                                                                                                ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $5,898,962
                                                                                                               ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        Year Ended             Year Ended
                                                                                       April 30, 1997        April 30, 1996
                                                                                   ____________________    ____________________
OPERATIONS:
    Investment income_net.................................................             $  4,320,598          $  4,690,413
    Net realized gain (loss) on investments...............................                1,098,393             1,514,366
    Net unrealized appreciation (depreciation) on investments.............                  479,971               400,100
                                                                                   ____________________    ____________________
          Net Increase (Decrease) in Net Assets Resulting from Operations.                5,898,962             6,604,879
                                                                                   ____________________    ____________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net:
      Class A shares......................................................               (3,437,549)           (3,789,456)
      Class B shares......................................................                 (879,151)             (900,921)
      Class C shares......................................................                   (3,898)                  (36)
    Net realized gain on investments:
      Class A shares......................................................                 (760,523)             (937,967)
      Class B shares......................................................                 (216,482)             (248,855)
      Class C shares......................................................                   (1,075)                  (15)
                                                                                   ____________________    ____________________
          Total Dividends.................................................               (5,298,678)           (5,877,250)
                                                                                   ____________________    ____________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares......................................................                3,978,717             1,598,276
      Class B shares......................................................                  911,552             1,221,189
      Class C shares......................................................                  126,161                 1,014
    Dividends reinvested:
      Class A shares......................................................                1,975,780             2,309,470
      Class B shares......................................................                  636,270               668,539
      Class C shares......................................................                       65                    51
    Cost of shares redeemed:
      Class A shares......................................................               (8,445,756)           (9,766,053)
      Class B shares......................................................               (1,734,371)           (1,355,717)
                                                                                   ____________________    ____________________
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (2,551,582)           (5,323,231)
                                                                                   ____________________    ____________________
            Total Increase (Decrease) in Net Assets.......................               (1,951,298)           (4,595,602)
NET ASSETS:
    Beginning of Period...................................................               80,325,590            84,921,192
                                                                                   ____________________    ____________________
    End of Period........................................................               $78,374,292           $80,325,590
                                                                                   ===================    ====================

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                      Shares
                                                                                      _________________________________________
                                                                                          Year Ended             Year Ended
                                                                                        April 30, 1997         April 30, 1996
                                                                                      __________________     __________________
CAPITAL SHARE TRANSACTIONS:
    Class A
    ________
    Shares sold............................................................                 191,082                75,223
    Shares issued for dividends reinvested.................................                  93,562               108,052
    Shares redeemed........................................................                (401,583)             (458,438)
                                                                                      __________________     __________________
          Net Increase (Decrease) in Shares Outstanding                                    (116,939)             (275,163)
                                                                                     ===================     ==================
    Class B
    ________
    Shares sold............................................................                  43,488                57,381
    Shares issued for dividends reinvested.................................                  30,139                31,283
    Shares redeemed........................................................                 (82,480)             (63,720)
                                                                                      __________________     __________________
          Net Increase (Decrease) in Shares Outstanding                                      (8,853)               24,944
                                                                                     ===================     ==================
    Class C*
    _________
    Shares sold............................................................                   6,098                    49
    Shares issued for dividends reinvested.................................                      3                     2
                                                                                      __________________     __________________
          Net Increase (Decrease) in Shares Outstanding                                       6,101                   51
                                                                                     ===================     ==================
*  From August 15, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class A Shares
                                                               _______________________________________________________
                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                               _______     _______     _______     _______     _______
    Net asset value, beginning of period.........               $20.84      $20.69      $20.41      $21.23      $19.89
                                                               _______     _______     _______     _______     _______
    Investment Operations:
    Investment income_net........................                1.17         1.20        1.22        1.25        1.29
    Net realized and unrealized gain (loss)
      on investments.............................                  .41         .45         .28        (.66)       1.37
                                                               _______     _______     _______     _______     _______
    Total from Investment Operations.............                 1.58        1.65        1.50         .59        2.66
                                                               _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income_net.........                (1.17)      (1.20)      (1.22)      (1.25)      (1.29)
    Dividends from net realized gain on investments               (.26)       (.30)         __        (.13)       (.03)
    Dividends in excess of net realized gain on investments        __          __           __        (.03)        __
                                                               _______     _______     _______     _______     _______
    Total Distributions..........................                (1.43)      (1.50)      (1.22)      (1.41)      (1.32)
                                                               _______     _______     _______     _______     _______
    Net asset value, end of period...............               $20.99      $20.84      $20.69      $20.41      $21.23
                                                              ========     =======     =======    ========    ========
TOTAL INVESTMENT RETURN*.........................                7.74%       8.06%       7.63%       2.62%      13.80%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .37%        .37%        .37%        .39%        .36%
    Ratio of net investment income to average net assets         5.54%       5.64%       6.01%       5.78%       6.18%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .55%        .55%        .55%        .55%        .62%
    Portfolio Turnover Rate......................               61.22%      49.24%      38.68%       9.68%      14.94%
    Net Assets, end of period (000's Omitted)....              $60,849     $62,864     $68,103     $76,277    $ 72,037
____________________________
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    Class B Shares
                                                               _______________________________________________________
                                                                                 Year Ended April 30,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993(1)
                                                               _______     _______     _______     _______     _______
    Net asset value, beginning of period.........               $20.84      $20.69      $20.41      $21.23      $20.52
                                                               _______     _______     _______     _______     _______
    Investment Operations:
    Investment income_net........................                 1.06        1.09        1.10        1.13         .33
    Net realized and unrealized gain (loss)
      on investments.............................                  .40         .45         .28        (.66)        .71
                                                               _______     _______     _______     _______     _______
    Total from Investment Operations.............                 1.46        1.54        1.38         .47        1.04
                                                               _______     _______     _______     _______     _______
    Distributions:
    Dividends from investment income_net.........                (1.06)      (1.09)      (1.10)      (1.13)       (.33)
    Dividends from net realized gain on investments               (.26)       (.30)         __        (.13)        __
    Dividends in excess of net realized gain on investments        __           __          __        (.03)        __
                                                               _______     _______     _______     _______     _______
    Total Distributions..........................                (1.32)      (1.39)      (1.10)      (1.29)       (.33)
                                                               _______     _______     _______     _______     _______
    Net asset value, end of period...............               $20.98      $20.84      $20.69      $20.41      $21.23
                                                              ========     =======     =======    ========    ========
TOTAL INVESTMENT RETURN(2).......................                7.15%       7.51%       7.05%       2.05%       17.60%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .88%        .88%        .89%        .94%        .82%(3)
    Ratio of net investment income to average net assets         5.03%       5.13%       5.46%       5.15%       4.81%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .55%        .55%        .55%        .54%        .49%(3)
    Portfolio Turnover Rate......................               61.22%      49.24%      38.68%       9.68%      14.94%
    Net Assets, end of period (000's Omitted)....              $17,396     $17,461    $ 16,818     $15,878     $ 6,373
_______________________________
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   CLASS C SHARES
                                                                                           ______________________________
                                                                                                YEAR ENDED APRIL 30,
                                                                                           ______________________________
PER SHARE DATA:                                                                              1997                1996(1)
                                                                                           ________             ________
    Net asset value, beginning of period....................................                $20.83               $20.78
                                                                                           ________             ________
    Investment Operations:
    Investment income_net...................................................                   .99                 .73
    Net realized and unrealized gain (loss)
      on investments........................................................                   .40                  .35
                                                                                           ________             ________
    Total from Investment Operations........................................                  1.39                 1.08
                                                                                           ________             ________
    Distributions:
    Dividends from investment income_net....................................                  (.99)                (.73)
    Dividends from net realized gain on investments.........................                  (.26)                (.30)
                                                                                           ________             ________
    Total Distributions.....................................................                 (1.25)               (1.03)
                                                                                           ________             ________
    Net asset value, end of period..........................................                $20.97               $20.83
                                                                                           ========           =========
TOTAL INVESTMENT RETURN(2)..................................................                 6.79%                7.29%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                 1.19%                1.18%(3)
    Ratio of net investment income to average net assets....................                 4.57%                4.77%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................................                  .54%                 .58%(3)
    Portfolio Turnover Rate.................................................                61.22%               49.24%
    Net Assets, end of period (000's Omitted)...............................                  $129                   $1
_________________________
(1)    From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Texas Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation
(the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 1996 to waive receipt of the management fee payable to it by the Fund until such time as the net assets of the Fund exceed $100 million, regardless of whether they remain at that level. The management fee waived, pursuant to the undertaking, amounted to $437,938 during the period ended April 30, 1997.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $87,452 was charged to the Fund for the Class B shares and $640 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $155,124, $43,726 and $213 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $27,201 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $46,764,186 and $51,989,008, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $1,873,331, consisting of $2,096,251 gross unrealized appreciation and $222,920 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, Texas Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, Texas Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, Texas Series at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, TEXAS SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1997:
    _ all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Texas residents, not subject to taxation by Texas), and
    _ the Fund hereby designates $.215 per share as a long-term capital gain distribution of the $.2614 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.
DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, TEXAS SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                        061/621AR974

Annual Report
Dreyfus Premier State
Municipal Bond Fund
Texas Series
April 30, 1997
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